UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2013

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to Vote of Security Holders

CareFusion Corporation (the “Company”) held its annual meeting of stockholders on April 15, 2013 (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Proxy Statement”) for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on February 28, 2013. At the close of business on February 14, 2013, the record date of the Annual Meeting, the Company had 222,692,377 shares of common stock issued and outstanding. The holders of a total of 199,309,062 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date of the Annual Meeting.

The following is a summary of the proposals voted on at the Annual Meeting and the voting results.

(1)	The stockholders elected the three Class III directors named in the Proxy Statement to hold office for a term of three years. The number of votes cast for and against, and the number of abstentions and broker non-votes, with respect to such persons were as follows:

Director	For	Against	Abstain	Broker Non-votes
Philip L. Francis	182,353,981	3,075,018	112,518	13,767,545
Robert F. Friel	178,580,262	6,850,845	110,410	13,767,545
Gregory T. Lucier	180,379,897	5,049,885	111,735	13,767,545

(2)	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. The number of votes cast for and against, and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
197,416,636	1,782,809	109,617	N/A

(3)	The stockholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers. The number of votes cast for and against, and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
178,878,444	5,481,002	1,182,071	13,767,545

(4)	The stockholders approved a stockholder proposal to adopt simple majority voting. The number of votes cast for and against, and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
137,703,460	47,555,106	282,951	13,767,545

(5)	The stockholders approved a stockholder proposal to repeal the classified board. The number of votes cast for and against, and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
168,224,010	16,579,629	737,878	13,767,545

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: April 16, 2013	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

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